UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 4, 2006



                         Morton's Restaurant Group, Inc.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)



           1-12692                                         13-3490149
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   (Commission File Number)                    (IRS Employer Identification No.)


                       325 North LaSalle Street, Suite 500
                             Chicago, Illinois 60610
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              (Address of principal executive offices and zip code)


                                 (312) 923-0030
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

          On May 4, 2006, Morton's Restaurant Group, Inc. issued a press release relating to its results of operations for the fiscal first quarter ended April 2, 2006, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits

          (d)  Exhibits.

               The following exhibit is furnished herewith:

               Exhibit 99.1 Press Release dated May 4, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Morton's Restaurant Group, Inc.


Date:  May 4, 2006                      /s/ Thomas J. Baldwin
                                        -------------------------------------
                                        Thomas J. Baldwin
                                        Chairman, Chief Executive Officer and
                                        President